UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.

Commerce, CA 90040

April 9, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 19, 2015, at 10:00 a.m. local time.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting.  Our directors and officers will be present to respond to appropriate questions from stockholders.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card, via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Thanh H. Lam Thanh H. Lam President and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.
Commerce, CA 90040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2015

NOTICE HEREBY IS GIVEN that the 2015 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 19, 2015, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2016 Annual Meeting of Stockholders;

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To conduct an advisory vote on the compensation of our named executive officers; and

4.
To transact such other business as properly may come before the annual meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on March 25, 2015 are entitled to receive notice of and to vote at the 2015 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Thanh H. Lam Thanh H. Lam President and Chairperson of the Board of Directors

Commerce, California
April 9, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 19, 2015:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.
Commerce, CA 90040

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2015

We are furnishing this Proxy Statement to the stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at our 2015 Annual Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on May 19, 2015, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions in these Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2014, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com.  Directions to our 2015 Annual Meeting of Stockholders are available by calling (323) 888-9999 or by written request to Thanh H. Lam, our President, at 6565 E. Washington Blvd., Commerce, CA 90040.

ABOUT THE 2015 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) or any postponement or adjournment of that meeting.  The 2015 Annual Meeting  will be held on May 19, 2015, at 10:00 a.m. local time at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

Matters to be Considered and Voted Upon

At the 2015 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors; (ii) to ratify the selection of our independent registered public accounting firm; and (iii) to conduct an advisory vote on the compensation of our named executive officers.  The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established March 25, 2015 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2015 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2015 Annual Meeting. At the close of business on the record date, we had 20,940,513 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2015 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2015 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2015 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors.  Under Nevada law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

Ratification of the selection of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm.  The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Annual Meeting, provided a quorum is present, is required to ratify the selection of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm.  Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you.  A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2015 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2015 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2015 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected each of Ya Ming Wong and Thanh H. Lam to serve as proxies.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on Monday, May 18, 2015.

In Person - stockholders may vote in person at the 2015 Annual Meeting. To vote in person, come to the 2015 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2015 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2015 Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm, and FOR approval of the compensation of our named executive officers described in this Proxy Statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2015 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2015 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2015 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the 2015 Annual Meeting in any of the following three ways:

1.      You may submit another properly completed proxy bearing a later date.

2.      You may send a written notice that you are revoking your proxy to Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3.      You may attend the 2015 Annual Meeting and vote in person.  However, simply attending the 2015 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Nevada General Corporation Law and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2015 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2015 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2015 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2015 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2015 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2015 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2016 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2016 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before December 11, 2015.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2016 Annual Meeting should be addressed to Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040.

Voting Results of 2015 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2015 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than ten (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, although vacancies occurring as a result of removal of directors by the Company’s stockholders may only be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. All of our current directors, other than James R. Talevich, will stand for re-election at the 2015 Annual Meeting.  Additionally, Mr. Bin Liu is standing for election to our Board.

If elected as a director at the 2015 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2016 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  Biographical information regarding each of the nominees, as of March 25, 2015, is set forth below, including their ages, positions with Nova LifeStyle, recent employment and other directorships.  No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected.  If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The persons who have been nominated for election at the annual meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position	Served From
Ya Ming Wong	47	Chief Executive Officer and Director	June 2011
Yuen Ching Ho	55	Chief Financial Officer and Director	May 2013
Thanh H. Lam	47	Chairperson, President and Director	June 2011
Bin Liu (1)	44	Director (Independent)	N/A
Michael Viotto (1)	64	Director (Independent)	May 2013
Chung Shing Yam	56	Director (Independent)	May 2013
Peter Kam (1)	64	Director (Independent)	May 2013

(1) Member or nominee, as applicable, of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee

Biographical Information

Ya Ming Wong was appointed our Chief Executive Officer on June 30, 2011 and a Member of our Board on June 30, 2011. Mr. Wong was one of the two founders of Nova Dongguan, our wholly owned subsidiary, and has served as its Chief Executive Officer since its inception in 2003. Mr. Wong has over 20 years of experience in the furniture industry. Mr. Wong has been appointed the vice-chairman of the Dongguan City Association of Enterprises with Foreign Investment (DGAEFI) since December 2008, the vice-chairman of the Dongguan Furniture Association (DGFA) since April 2003, and the director of The International Furniture and Decoration (Hong Kong) Association since January 2003. From 1991 to 2003, Mr. Wong served as the Chief Executive Officer of Navy Blue Inc., a Macao-based furniture company with manufacturing facilities in Dongguan, China. Prior to that time, from 1988 to 1991, Mr. Wong worked for C&E German Furniture Ltd., a Hong Kong-based furniture company with manufacturing facilities in Dongguan, China, as the design and production manager. Mr. Wong graduated from Hong Kong Tang Shiu Kin Victoria Technical School in 1988. Mr. Wong is the brother of Ah Wan Wong, our Vice President of Marketing. Mr. Wong brings extensive knowledge about business strategy and product development in the furniture industry in China and international markets and of our operations and long-term strategy to the Board. The Board believes that Mr. Wong’s vision, leadership and extensive knowledge about us and the furniture industry is essential to our future growth.  Mr. Wong has been selected as a nominee for director because he is our Chief Executive Officer and has extensive knowledge of all facets of our Company and extensive experience in all aspects of our industry.

Yuen Ching Ho was appointed our Chief Financial Officer on June 30, 2011 and a Member of our Board on May 28, 2013. Mr. Ho was one of the two founders of Nova Dongguan, our wholly owned subsidiary and has served as its Chief Financial Officer since its inception in 2003. Mr. Ho also was responsible for the administration, finance and marketing of Nova Macao, our wholly owned subsidiary, since its inception in 2006. Mr. Ho has over 20 years of experience in the furniture industry. From 1991 to 2003, Mr. Ho served as the Chief Operating Officer of Navy Blue Inc., a Macao-based furniture company with manufacturing facilities in Dongguan, China. Prior to that time, from 1990 to 1991, Mr. Ho worked as the export administrative staff for C&E German Furniture Ltd., a Hong Kong-based furniture company with manufacturing facilities in Dongguan, China. Mr. Ho received a bachelor’s degree in Commerce from St. Mary’s University in 1984 and obtained his MBA from The Chinese University of Hong Kong in 1990.  Mr. Ho has been selected as a nominee for director because he is our Chief Financial Officer, because he has extensive knowledge of financial accounting, corporate finance and all financial facets of our Company and because he has management experience prior to joining the Company.

Thanh H. Lam was appointed our President and a member of our Board on June 30, 2011, and was elected as Chairperson of the Board on June 4, 2013, following Ya Ming Wong's resignation as Chairman of the Board. Ms. Lam was a co-founder of the Diamond Sofa brand and previously was the Chief Executive Officer of Diamond Bar in Commerce, California, our wholly owned subsidiary acquired by the Company in August 2011. Ms. Lam has pioneered the Diamond Sofa brand since 1992 and, prior to our acquisition of the Diamond Sofa brand, was in charge of its product development and merchandising for the U.S. market and managed its national sales force and oversaw distribution. In 2005, Ms. Lam was featured in a Furniture Today “Fresh Faces” profile, one of the highest honors bestowed to exceptional and talented young entrepreneurs in the furniture industry. Ms. Lam received her Bachelor of Science degree in Business Administration and Finance from the California State University of Los Angeles. Ms. Lam brings to the Board 21 years of experience in developing a furniture brand and marketing to the U.S. furniture industry. The Board believes that Ms. Lam’s in-depth knowledge of the U.S. furniture market and knowledge of our business through her work with the Diamond Sofa brand will assist us in our future growth and expansion plans.

Bin Liu was nominated by the Nominating and Corporate Governance Committee of the Board to serve as a new member of the Board, subject to election by the stockholders at the 2015 Annual Meeting.  Mr. Liu has been the Chief Financial Officer of Kingold Jewelry Inc. – a NASDAQ listed company (“Kingold”) since April 2010. Mr. Liu’s duties at Kingold include full responsibility for all of Kingold’s public financial reporting requirements.  Mr. Liu has extensive experience and knowledge with US GAAP and SOX. Under his management, Kingold has filed all annual and periodic reports in a timely manner. Mr. Liu also played a critical role in building and strengthening Kingold’s internal control system.  Mr. Liu also has substantial responsibility and experience in dealing with investor relationships and capital markets.  From July 2004 through March 2010, Mr. Liu served as a vice president of Citigroup’s Financial Institution Cards business where he had full financial responsibility of a $2 billion business. He has also played critical roles in the development of Citigroup’s franchise development in the US. From 1993 through 2002, Mr. Liu worked for China’s Ministry of Commerce (MOFCOM), promoting bilateral business and investment between the US and China. Mr. Liu graduated from the Kellogg School at Northwestern University with a Master of Business Administration in 2004 and also received his undergraduate degree from the Shanghai Institute of Foreign Trade.  Mr. Liu has been selected as a nominee for director because he has extensive experience and knowledge of financial accounting and corporate finance for publicly traded companies as well as experience with regulatory agencies in China.

Michael J. Viotto was appointed a member of our Board on May 28, 2013, and currently serves as a Business Development Agent at Coface North America, and has served in that role since 2009.  During 2008 and 2009, Mr. Viotto served as a Senior Wholesale Account Executive at Bank of America. From 2002 to 2008, he was a Senior Wholesale Account Executive for Washington Mutual, Inc. in California.  Mr. Viotto received his B.S. in Business Administration from California Polytechnic University in Pomona, California in March 1985. He is licensed as a Salesperson by the State of California Department of Real Estate.  Mr. Viotto is also licensed as a Casualty and Property Broker-Agent by the California Department of Insurance. Mr. Viotto has been selected as a nominee for director because he has extensive business experience, including with respect to business development and risk assessment, that we feel is invaluable to the Company.

Chung Shing Yam was appointed a member of our Board on May 28, 2013, and currently serves as the sole investor and developer of Kang Hu Village, a private housing estate located in the Dongguan area of the People’s Republic of China.  Through Kang Hu Village, Mr. Yam also provides real estate agent and management services. Mr. Yam serves as a director of the Asian Knowledge Management Association, and is the Board Chairman of the Politic and Commerce Association, Dongguan City, Guangdong province, as well as the permanent Honorary President and Vice Chief Director of the Overseas Association in Dongguan.  He is also the Deputy Chairman of the Dongguan City Association of Enterprises with Foreign Investment.  Mr. Yam graduated from The Hong Kong Polytechnic University in 1981 with a major in Business and received his Master of Business Administration (MBA) from The Hong Kong Polytechnic University in 1987.  Mr. Yam has been selected as a nominee for director because he has extensive business experience and relationships with the furniture industry and trade associations in China.

Peter Kam was appointed a member of our Board on May 28, 2013,  and is currently involved in various business ventures.  From 1977 through the present, Mr. Kam has owned and served as the President of his dental practice, Peter M. Kam, D.D.S. Inc. From 1992 to the present, he has owned and served as President of Titan Properties, Inc.  Since 2000, Mr. Kam has been the sole owner of his law practice, the Law Offices of Peter M. Kam.  Since 2006, he has served as a director of Pacific Alliance Bank, and currently serves as Chairman of the Loan Committee. Mr. Kam is also a charter member and shareholder of Green Tree Inn, a hotel chain in China with over 400 hotels.  Mr. Kam received his B.S. in Physics from the University of California Los Angeles (“UCLA”) in 1971 and his M.S. in physics from UCLA in 1973.  Mr. Kam attended the UOP School of Dentistry, and received his DDS Degree in 1977.  Mr. Kam was admitted to practice dentistry by the California Board of Dental Examiner in 1977.  Mr. Kam later attended the Southwestern School of Law, and earned his JD degree in 1999, and was admitted to the California Bar in 2000.  Mr. Kam has been selected as a nominee for director because of his extensive business, legal and leadership experience, including his experience as a bank director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors.  There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Crowe Horwath (HK) CPA Limited to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2015 Annual Meeting. Crowe Horwath (HK) CPA Limited is considered by our Audit Committee to be well qualified.  Marcum Bernstein & Pinchuk LLP previously served as our independent registered public accounting firm since June 30, 2011, including for the most recent fiscal year ended December 31, 2014. We are asking our stockholders to ratify the selection of Crowe Horwath (HK) CPA Limited as our independent registered public accountants. If the stockholders do not ratify the appointment of Crowe Horwath (HK) CPA Limited, the Audit Committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.  Representatives of Crowe Horwath (HK) CPA Limited will be present, either by phone or in person, at the 2015 Annual Meeting.  At the time of mailing this Proxy Statement, the Company does not anticipate that any representatives of Marcum Bernstein & Pinchuk LLP will be present, by phone or in person, at the 2015 Annual Meeting.  Should a representative of either firm be available and desire to make a statement either in person or by telephone at our 2015 Annual Meeting, they will have the opportunity to do so.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”  THE APPROVAL AND RATIFICATION OF CROWE HORWATH (HK) CPA LIMITED AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2015.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our former principal accountant, Marcum Bernstein & Pinchuk LLP for the years ended December 31, 2014 and 2013 respectively:

	2014	2013
Audit fees	$261,941	$213,850
Audit-related fees	$0	48,500
Tax fees	0	0
All other fees	0	0

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Change in Independent Auditor

As disclosed on our Current Report on Form 8-K filed by the Company on April 6, 2015, the Audit Committee dismissed Marcum Bernstein & Pinchuk LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2015 fiscal year on March 31, 2015, and notified Marcum Bernstein & Pinchuk LLP to that effect by letter dated April 2, 2015.  The Audit Committee  subsequently appointed Crowe Horwath (HK) CPA Limited, an independent registered public accounting firm, as the Company’s independent auditors for the 2015 fiscal year on March 31, 2015.

The reports of Marcum Bernstein & Pinchuk LLP on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period through March 31, 2015, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and, except for a material weakness in the Company’s internal control over financial reporting as described below, no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s management and Board identified certain matters that constituted a material weakness in the Company’s internal control over financial reporting and such weakness was advised by Marcum Bernstein & Pinchuk LLP.

The Company furnished a copy of the above disclosures to Marcum Bernstein & Pinchuk LLP and requested that Marcum Bernstein & Pinchuk LLP provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2015.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013 and through March 31, 2015, the Company has not consulted Crowe Horwath (HK) CPA Limited regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Crowe Horwath (HK) CPA Limited that Crowe Horwath (HK) CPA Limited concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

Prior to June 4, 2013, our Board acted as and performed the functions of our audit committee, including the pre-approval of all audit and permissible non-audit services provided by our independent accountants. Beginning on June 4, 2013, our audit committee performed these functions. These services may include audit services, audit-related services, tax services and other services. In the past, our Board generally pre-approved, and currently our audit committee generally pre-approves, services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, in the past, the Board and, currently, the audit committee, as applicable, may have pre-approved or may pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. This pre-approval policy for services provided by the independent accountants is set forth in the governing charter for the audit committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Marcum Bernstein & Pinchuk LLP to the Company are permissible under any applicable laws and regulations. During fiscal year 2014, all services performed by Marcum Bernstein & Pinchuk LLP were approved in advance by the Audit Committee.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 18 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Thanh H. Lam has served as Chairperson of the Board since June 2013 and as our President and a member of our Board since June 2011. Prior to Ms. Lam’s appointment as Chairperson of the Board, Ya Ming Wong served as Chairman of the Board from June 2011 until June 2014.  Mr. Wong continues to serve as our Chief Executive Officer and as a director, both of which he has served as since June 2011.  Our Board continues to believe there are important advantages to Ms. Lam serving as both Chairperson and President at this time. Ms. Lam is the director most familiar with our  business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Ms. Lam provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies.  Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

 The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers the diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience of current and prospective directors as important factors in identifying and evaluating potential director nominees.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of James Talevich, who is not standing for re-election, Bin Liu, Michael Viotto, Peter Kam and Chung Shing Yam meets the independence requirements and standards currently established by NASDAQ.  All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2014 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2014, the Board held 8 meetings and acted through unanimous consent on 2 different occasions. In addition, the Audit Committee held 5 meetings; the Nominating and Corporate Governance Committee held 4 meetings; and the Compensation Committee held 9 meetings. During the year ended December 31, 2014, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served during the portion of the year in which he or she was a director. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.  All of the incumbent directors attended the 2014 Annual Meeting of Stockholders on June 30, 2014.

Audit Committee

Our Audit Committee consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent under NASDAQ listing standards.  On March 8, 2015, Mr. Talevich notified the Board that he would not stand for re-election at the 2015 Annual Meeting, but has continued to serve as a member of the Board and chair of the Audit Committee of the Board.  Subject to election by the stockholders at the 2015 Annual Meeting, the Company expects that Mr. Bin Liu, who is also independent, will be appointed as a member of the Audit Committee.  The Audit Committee assists the Board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The Audit Committee operates under a written charter.  The Board determined that each of Mr. Talevich and Mr. Liu possesses accounting or related financial management experience that qualifies each of them as financially sophisticated within the meaning of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC and that each of them is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. Prior to June 4, 2013, our Board acted as and performed the functions of our audit committee.  The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Marcum Bernstein & Pinchuk LLP to the Company are permissible under applicable laws and regulations. During fiscal year 2014, all services requiring pre-approval and performed by Marcum Bernstein & Pinchuk LLP were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee

The Compensation Committee consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent under NASDAQ listing standards.  As discussed, above, Mr. Talevich notified the Board that he would not stand for re-election at the 2015 Annual Meeting, but has continued to serve as a member of the Board and member of the Compensation Committee of the Board.  Subject to election by the stockholders at the 2015 Annual Meeting, the Company expects that Mr. Bin Liu, who is also independent, will be appointed as a member of the Compensation Committee.  Mr. Kam currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2014, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of the NASDAQ Global Market and SEC rules and regulations. The Compensation Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent under NASDAQ listing standards.  As discussed, above, Mr. Talevich notified the Board that he would not stand for re-election at the 2015 Annual Meeting, but has continued to serve  as a member of the Board and member of the Nominating Committee of the Board.  Subject to election by the stockholders at the 2015 Annual Meeting, the Company expects that Mr. Bin Liu, who is also independent, will be appointed as a member of the Nominating Committee.  Mr. Viotto currently serves as chairman of the Nominating Committee.  The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified individuals to become members of our Board, in determining the composition of the Board and in monitoring the process to assess board effectiveness.  The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee  operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) the characteristics described in the Company’s Corporate Governance Guidelines; (ii) diversity of background and experience of Board members, including with respect to age, gender, international background, race, and specialized experience; (iii) whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines; (iv) whether the member/potential member is an employee or director of a significant or potentially significant customer, supplier, contractor, counselor or consultant of the Company; (v) whether the member/potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines; (vi) the extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience; (vii) whether the particular experience of the member/potential member is  relevant to the Company’s current or future business and will add specific value as a Board member; and (viii) any factors related to the ability and willingness of an existing member to continue his/her service or a new member to serve.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairperson of the Board of Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040 . The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairperson of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, that we believe is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of Code violations; and provide accountability for adherence to the Code of Business Conduct and Ethics.  The Code of Business Conduct and Ethics also includes an insider trading policy. Our Code of Business Conduct and Ethics is filed as an exhibit to our Annual Report and is available in print, without charge, upon written request to Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of March 25, 2015, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

As of March 25, 2015, there were 20,940,513 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares		Percent of class
Directors and named executive officers
Ya Ming Wong, Chief Executive Officer and Director	4,865,601	(1)	23.2%
Yuen Ching Ho, Chief Financial Officer	4,023,101	(2)	19.2%
Thanh H. Lam, Chairperson and President	156,259	(3)	*
James R. Talevich, Director	23,750	(4)	*
Michael Viotto, Director	3,000	(5)	*
Chung Shing Yam, Director	3,000	(6)	*
Peter Kam, Director	3,000	(7)	*
Directors and executive officers as a group (7 persons)	9,077,711		43.2%

*           Represents less than 1% of shares outstanding.

(1)
Consists of 4,864,101 shares of our common stock, including 11,601 restricted stock units that have vested or will vest within 60 days of March 25, 2015, and which were granted pursuant to our 2014 Omnibus Long-Term Incentive Plan, held of record by Mr. Wong, a co-owner of Nova Holdings, the former majority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power, and immediately-exercisable warrants to purchase 1,500 shares of our common stock.

(2)
Consists of 4,021,601 shares of our common stock, including 11,601  restricted stock units that have vested or will vest within 60 days of March 25, 2015, and which were granted pursuant to our 2014 Omnibus Long-Term Incentive Plan, held of record by Mr. Ho, a co-owner of Nova Holdings, the former majority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power, and immediately-exercisable warrants to purchase 1,500 shares of our common stock.

(3)
Consists of (i)  11,601  restricted stock units that have vested or will vest within 60 days of March 25, 2015, and which were granted to Ms. Lam pursuant to our 2014 Omnibus Long-Term Incentive Plan; and (ii) 144,658 shares of our common stock issued to Ms. Lam pursuant to her Stock Award Agreement as follows: (a) 50,000 shares earned in May 2013 and issued in August 2013, (b) 50,000 shares earned in May 2014 and issued in August 2014, and (c) 44,658 shares that would be issued to Ms. Lam if her employment was terminated on March 25, 2015 other than due to death or disability, as discussed in more detail below.  In the event Ms. Lam’s employment is terminated due to death or disability, all shares that have not yet been issued pursuant to the Stock Award Agreement shall be issued.

(4)
Consists of 23,750 shares of our common stock held of record by Mr. Talevich, an amount which includes 3,750 shares of restricted stock,  which have vested or will vest within 60 days of March 25, 2015, held of record by Mr. Talevich pursuant to our 2014 Omnibus Long-Term Incentive Plan.

(5)
Consists of 3,000 shares of restricted common stock , which have vested or will vest within 60 days of March 25, 2015, held of record by Mr. Viotto pursuant to our 2014 Omnibus Long-Term Incentive Plan.

(6)	Consists of 3,000 shares of restricted common stock , which have vested or will vest within 60 days of March 25, 2015, held of record by Mr. Yam pursuant to our 2014 Omnibus Long-Term Incentive Plan.

(7)	Consists of 3,000 shares of restricted common stock , which have vested or will vest within 60 days of March 25, 2015, held of record by Mr. Kam pursuant to our 2014 Omnibus Long-Term Incentive Plan.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2014, none of our directors has received any compensation from us for serving as our directors, except for director fees and the stock awards described below.

In connection with their appointment to the Board of Directors,  the Company entered into director agreements with Mr. Talevich, Mr. Viotto, Mr. Kam, and Mr. Yam.  Pursuant to the agreements, the directors receive reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees: (i) $23,500 annually with respect to Mr. Talevich, (ii) $20,500 annually with respect to each of Mr. Viotto and Mr. Kam, and (iii) $12,000 annually with respect to Mr. Yam.  The Board also approved payment of nominal meeting attendance fees to non-employee directors.  The director agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2014.

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
James Talevich	30,949.96	23,850	-	-	-	-	-	54,799.96
Michael Viotto	27,849.96	19,080	-	-	-	-	-	46,929.96
Peter Kam	27,949.96	19,080	-	-	-	-	-	47,029.96
Ching Shing Yam	14,900.00	19,080	-	-	-	-	-	33,980.00

(1) Represents the grant date fair value of the stock award granted to each of the non-employee directors of the Board on July 9, 2014 under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $4.77, the price of a share of our common stock on July 9, 2014.

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors in the future, including with cash and equity.  All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our directors.

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Ya Ming Wong	Chief Executive Officer and Director	47
Yuen Ching Ho	Chief Financial Officer and Director	55
Thanh H. Lam	Chairperson, President and Director	47

Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2014 and 2013, of each of our named executive officers.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)	($)	($)	($)	($)
Ya Ming Wong	2014	100,000	0	200,000	(1)	0	0	0	0	300,000
Chief Executive Officer	2013	100,000	0	0		0	0	0	0	100,000
Yuen Ching Ho	2014	80,000	0	200,000	(2)	0	0	0	0	280,000
Chief Financial Officer and Director	2013	80,000	0	0		0	0	0	0	80,000
Thanh H. Lam	2014	80,000	0	200,000	(3)	0	0	0	0	280,000
Chairperson, President and Director	2013	80,000	0	764,000	(4)	0	0	0	0	844,000

(1) Represents the grant date fair value of the stock award granted to Mr. Wong on November 10, 2014 under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $4.31, the price of a share of our common stock on October 27, 2014, the date the awards were determined by the Compensation Committee.
(2) Represents the grant date fair value of the stock award granted to Mr. Ho on November 10, 2014 under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $4.31, the price of a share of our common stock on October 27, 2014, the date the awards were determined by the Compensation Committee.
(3) Represents the grant date fair value of the stock award granted to Ms. Lam on November 10, 2014 under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $4.31, the price of a share of our common stock on October 27, 2014, the date the awards were determined by the Compensation Committee.
(4) Represents the grant date fair value of the stock award granted to Ms. Lam on May 3, 2013 under  her Stock Award Agreement (which is described below under the section entitled “Share Award Agreement”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $3.82, the price of a share of our common stock on May 3, 2013, and amortized over the vesting period of the award.

Employment Agreements

In 2011, we entered into an employment agreement with Ms. Lam.  The agreement was amended and restated on May 3, 2013 and certain changes were made including to the defined terms, the term, and the restrictive covenants; otherwise, the 2011 agreement and the amended and restated agreement generally contain similar terms.  The amended and restated agreement contains a five year term and is renewable automatically for one-year terms, unless either Ms. Lam or the Company notifies the other in writing of her/its desire not to renew at least 90 days prior to the end of the current term.  Pursuant to the agreement, Ms. Lam is entitled to: (i) a base salary of $80,000 per year, (ii) a one-time grant of 200,000 shares of common stock, as described below under the section entitled “Share Award Agreement,” and (iii) reimbursement of certain business expenses.   Ms. Lam is eligible for an annual cash bonus at the sole discretion of the Board.   Upon termination of employment, Ms. Lam is paid accrued but unpaid salary but no severance.  The agreement contains confidentiality, trade secret and non-disparagement protections in favor of the Company and non-competition and non-solicitation covenants effective for six months following termination.

On March 25, 2015, the Company entered into one-year employment agreements, effective as of November 10, 2014, with Mr. Ya Ming (Jeffrey) Wong and Mr. Yuen Ching (Sammy) Ho to serve as the Company’s Chief Executive Officer and Chief Financial Officer, respectively. These agreements are in substantially the same form as the previous one-year employment agreements entered into on November 7, 2013 (which expired by their terms), and provide for annual salaries of $100,000 for Mr. Wong and $80,000 for Mr. Ho, and annual bonuses at the sole discretion of the Board of Directors.  The employment agreements also reflect the RSU grants described below under the “Equity Incentive Plan” heading.

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award Agreement

We entered into a Stock Award Agreement with Ms. Lam, dated effective May 3, 2013, pursuant to which Ms. Lam was awarded 200,000 restricted stock units (“RSUs”).  Shares of common stock underlying the RSUs are issued to Ms. Lam as follows: (i) 50,000 shares were earned on May 3, 2013 and issued by the Company on August 28, 2013, (ii) 50,000 shares were earned on May 3, 2014 and issued by the Company on August 7, 2014, and (iii) 50,000 shares will be earned and issued on May 3, 2015 and May 3, 2016.  However, the issuance of all shares underlying the RSUs will be accelerated if Ms. Lam is terminated due to her death or disability.  If Ms. Lam is terminated for any reason other than death or disability, a pro-rata amount of the shares underlying the RSUs will be accelerated and issued equal to: 50,000, multiplied by the ratio of the number of calendar days lapsed since the most recent annual issuance date divided by 365, but in any case no more than 50,000 shares.  “Disability” generally means that Ms. Lam qualifies for benefits under our long-term disability plan or in the absence of such plan, a physical or mental impairment that renders her substantially incapable of performing the essential functions of her job.

Equity Incentive Plan

The Nova Lifestyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “Plan”) was approved by the stockholders at the 2014 Annual Meeting and became effective on May 13, 2014.  The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards.  In July 2014, we entered into restricted stock award agreements under the Plan with the four independent directors of the Board.  We agreed to grant 5,000 shares to Mr. Talevich and 4,000 shares to Mr. Viotto, Mr. Kam and Mr. Yam respectively, each with a grant date of July 9, 2014.  The restricted period lapses as to twenty-five percent (25%) of the restricted stock on each of the three-month, six-month, nine-month and twelve-month anniversaries of the grant date.  The fair value of these shares was $81,090, which was calculated based on the stock price of $4.77 per share on July 9, 2014.

On November 10, 2014, our Board, upon the approval of our Compensation Committee, approved the grant of 46,403 restricted stock units to each of Mr. Wong, Mr. Ho and Ms. Lam.  The fair value of the 46,403 shares was $200,000, which was calculated based on the stock price of $4.31 per share on October 27, 2014, the date the awards were determined by the Compensation Committee.  Twenty-five percent (25%) of the restricted stock units vested on March 30, 2015, and the remaining RSU grants will vest as follows: twenty-five percent (25%) on June 30, 2015, twenty-five percent (25%) on September 30, 2015, and twenty-five percent (25%) on December 31, 2015.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

Outstanding Equity Awards at 2014 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the year ended December 31, 2014 of each of our named executive officers.

	Option Awards					Stock Awards
Name	# of Securities Underlying Unexercised Options - Exercisable	# of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (6)
Ya Ming Wong	0	0	0	0	N/A	0		0	46,403	(3)	130,392

Yuen Ching Ho	0	0	0	0	N/A	0		0	46,403	(4)	130,392

Thanh H. Lam	0	0	0	0	N/A	100,000	(1)	281,000	46,403	(5)	130,392

(1) Represents unvested shares of stock under Ms. Lam’s Stock Award Agreement described above under the section entitled “Share Award Agreement.”  Fifty thousand shares were earned on May 3, 2013 and issued to her on August 28, 2013, 50,000 shares were earned on May 3, 2014 and issued to her on August 7, 2014, and 50,000 shares will be issued to her on each of May 3, 2015 and May 3, 2016, subject to earlier issuance on termination of employment.
(2) Value is based on the closing price of $2.81 per share of our common stock on NASDAQ on December 31, 2014.  There is no guarantee that, if or when the stock is issued, it will have this value.
(3) Represents unvested shares of common stock underlying the restricted stock units granted to Mr. Wong pursuant to the 2014 Omnibus Long-Term Incentive Plan described above under the section entitled “Equity Incentive Plan.”  Forty six thousand four hundred three restricted stock units were issued to him on November 10, 2014, 25% of which vested on March 30, 2015.  The remaining restricted stock units will vest in equal 25% increments on each of June 30, 2015, September 30, 2015 and December 31, 2015.
(4)  Represents unvested shares of common stock underlying the restricted stock units granted to Mr. Ho pursuant to the 2014 Omnibus Long-Term Incentive Plan described above under the section entitled “Equity Incentive Plan.”  Forty six thousand four hundred three restricted stock units were issued to him on November 10, 2014, 25% of which vested on March 30, 2015.  The remaining restricted stock units will vest in equal 25% increments on each of June 30, 2015, September 30, 2015 and December 31, 2015.
(5)  Represents unvested shares of common stock underlying the restricted stock units granted to Ms. Lam pursuant to the 2014 Omnibus Long-Term Incentive Plan described above under the section entitled “Equity Incentive Plan.”  Forty six thousand four hundred three restricted stock units were issued to her on November 10, 2014, 25% of which vested on March 30, 2015. The remaining restricted stock units will vest in equal 25% increments on each of June 30, 2015, September 30, 2015 and December 31, 2015.
(6) Value is based on the closing price of $2.81 per share of our common stock on NASDAQ on December 31, 2014.  There is no guarantee that, if or when the stock is issued, it will have this value.

  EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans that were either approved or not approved by our stockholders is as follows (as of December 31, 2014):

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	—	$—	3,683,791
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	3,683,791	(1)

(1) Under our 2014 Omnibus Long-Term Incentive Plan, the maximum number of shares of common stock available for issuance is 4,000,000.  As of December 31, 2014, a total of 316,209 shares of restricted stock and restricted stock units have been granted pursuant to the 2014 Omnibus Long-Term Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On January 1, 2011, Nova Furniture entered into the St. Joyal Shareholder Agreement with St. Joyal, an unrelated California corporation engaged in business investment and development. St. Joyal has introduced us from time to time in 2010 and 2011 to prospective customers through its business contacts with U.S. domestic furniture wholesalers and retailers. St. Joyal did not receive any commissions or compensation from Nova Furniture for these introductions. Pursuant to the St. Joyal Shareholder Agreement, St. Joyal agreed to pay $2.4 million to Nova Furniture by January 1, 2014, for 18.75% of the equity interest in Nova Furniture, of which St. Joyal had paid $1.65 million as of December 31, 2013 and $0.75 million remained outstanding. The parties agreed to extend the payment of the remaining balance until April 15, 2014, at which time the balance was paid in full.  The St. Joyal Shareholder Agreement also provides for St. Joyal to help us expand into the U.S. market by continuing to introduce us to prospective customers and acting as an advisor to us on sales and other business matters. The St. Joyal Shareholder Agreement provides for no compensation to St. Joyal, nor do we have any plans to compensate St. Joyal other than the reimbursement of expenses, of which none have accrued as of December 31, 2014.

On September 30, 2011, Diamond Bar leased a showroom in High Point, North Carolina from the Company’s president. On March 16. 2014, the Company renewed the lease for an additional one year term. The lease was for $31,650 and only for use during two furniture exhibitions held between April 1, 2014 to March 31, 2015.

There were no other transactions with any related persons (as that term is defined in Item 404 of Regulation S-K) since the beginning of our last fiscal year, or the fiscal year preceding our last fiscal year, or any currently proposed transaction in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Prior to June 4, 2013, we relied on our Board to review related party transactions involving us on an ongoing basis to prevent conflicts of interest. The Board would review a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions were presented to the Board for approval before they were entered into or, if this was not possible, for ratification after the transaction had occurred. If the Board found that a conflict of interest existed, then it determined the appropriate remedial action, if any. The Board approved or ratified a transaction if it determined that the transaction was consistent with our best interests. These policies and procedures were not evidenced in writing. Upon our establishment of an Audit Committee on June 4, 2013, we granted authority for reviewing related party transactions to the Audit Committee to approve or ratify such related party transactions.

Director Independence

Our Board currently is comprised of seven directors: Mr. Wong  and Ms. Lam, who have served as our directors since June 30, 2011, and Mr. Ho, who has served as a director since May 28, 2013, none of whom qualifies as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC, and Mr. Talevich, Mr. Viotto, Mr. Yam, and Mr. Kam, who have served as directors since May 28, 2013, all of whom qualify as “independent” directors for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC.  Subject to election by the stockholders at the 2015 Annual Meeting, Mr. Liu will also qualify as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC.  We have elected, and propose to elect, the above independent directors to our Board as a requirement to the listing of our common stock on a national securities exchange, and has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as separately-designated committees of the Board with written charters governing such committees. The Board has confirmed each of Mr. Talevich and Mr. Liu as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The composition of our Board, and that of its committees, is subject to the corporate governance provisions of our primary trading market, including the requirement for the appointment of independent directors in accordance with the Sarbanes-Oxley Act of 2002 and regulations adopted pursuant thereto by the SEC and the national securities exchange on which our common stock is listed.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that all such Section 16(a) filing requirements were timely met during 2014, except that Yuen Ching Ho, Thanh Lam, James Talevich, Chung Shing Yam and Peter Kam did not file Forms 4 within two business days of changes in their beneficial ownership.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2014. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is posted on our website at www.novalifestyle.com.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process.  Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Marcum Bernstein & Pinchuk LLP, our independent registered public accounting firm. The Audit Committee has discussed Marcum Bernstein & Pinchuk LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Marcum Bernstein & Pinchuk LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Marcum Bernstein & Pinchuk LLP its independence. The members of the Audit Committee considered whether the services provided by Marcum Bernstein & Pinchuk LLP, for the year ended December 31, 2014, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC and the Board approved that recommendation.

James Talevich (Chairman)
Michael Viotto
Peter Kam

April 9, 2015

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before December 11, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or by telephoning us at the following number: (323) 888-9999.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2015 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2015 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 9, 2015	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board and President

FORM OF PROXY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Ya Ming Wong 02 Yuen Ching Ho 03 Thanh H. Lam 04 Michael Viotto 05 Chung Shing Yam
06 Peter Kam 07 Bin Liu

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratification of appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm.	☐	☐	☐
3	By non-binding vote, approval of the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

NOVA LIFESTYLE, INC.
Annual Meeting of Stockholders
May 19, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ya Ming Wong and Thanh H. Lam as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, PDT on May 19, 2015, at the offices of Nova Lifestyle, Inc., located at 6565 E. Washington Blvd., Commerce, CA, 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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